TAXATION - Aggregate Amount and Per Share Effect of the Preferential Tax Rate (Details) - CNY (¥) ¥ / shares in Units, ¥ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
TAXATION
Aggregate effect	¥ 154,182	¥ 107,547	¥ 81,300
Basic net income per share effect (in CNY per share)	¥ 2.51	¥ 1.79	¥ 1.40
Diluted net income per share effect (in CNY per share)	¥ 2.44	¥ 1.76	¥ 1.39